Exhibit 99.1

Press Release For Immediate Release

Independent Bank Group, Inc. to

Acquire Houston City Bancshares, Inc.

McKINNEY, Texas, June 2, 2014 — Independent Bank Group, Inc. (NASDAQ: IBTX), the holding company for Independent Bank, today announced that Independent Bank Group has entered into a definitive agreement to acquire Houston City Bancshares, Inc. and its subsidiary, Houston Community Bank, NA, Houston, Texas.

Houston City Bancshares, through Houston Community Bank, operates six full service banking locations throughout the Houston metropolitan area. As of March 31, 2014, Houston Community Bank, reported total assets of $323 million, total deposits of $296 million, and total equity capital of $26.6 million. Upon completion of this acquisition, Independent Bank Group would have total assets of approximately $3.9 billion.

Independent Bank Group Chairman and Chief Executive Officer David R. Brooks stated “We are pleased to announce our first follow on acquisition in Houston, adding to our presence in this dynamic market. Houston Community Bank has a solid earning history and a strong credit culture. We are especially pleased that the Houston Community Bank senior management will join us as part of the transaction and become part of our Houston team.”

“We are excited to be joining a successful and community-oriented bank group that understands the importance of our customers,” said W. Phillip Johnson, Jr., Chairman of the Board of Houston City Bancshares. “We view this as an opportunity to become part of a larger community bank that affords our customers additional products, a larger branch network, and the financial strength of a proven independent banking organization.”

Under the terms of the definitive agreement, Houston City Bancshares shareholders will receive $86.96 per share for each outstanding share of Houston City Bancshares common stock, subject to adjustment based upon the tangible book value of Houston City Bancshares at closing, with 65% of the consideration payable in shares of Independent Bank Group common stock with the exchange ratio set three days prior to the closing by utilizing the volume-weighted average share price of Independent Bank Group common stock over a ten day trading period. Based on the number of shares of Houston City Bancshares stock currently outstanding, the amount of total consideration to be paid by Independent Bank Group is currently valued at approximately $48 million. Independent Bank Group anticipates that the acquisition will be accretive to earnings per share immediately and slightly dilutive to tangible book value at closing.

The merger has been approved by the Boards of Directors of both companies and is expected to close during the fourth quarter of 2014, although delays may occur. The transaction is subject to certain conditions, including the approval by Houston City Bancshares shareholders and customary regulatory approvals. Operational integration is anticipated to begin during the first quarter of 2015.

In connection with the proposed acquisition of Houston City Bancshares, Independent Bank Group will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of Independent Bank Group’s common stock to be issued to the shareholders of Houston City Bancshares. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Houston City Bancshares seeking their approval of the proposed transaction.

Independent Bank Group was advised in this transaction by Sandler O’Neill + Partners, L.P. as financial advisor and Haynie Rake Repass & Lowry, P.C. as legal counsel. Houston City Bancshares was advised by Hovde Group as financial advisor and Harris Law Firm, PC as legal counsel.

Shelf Offering Registration Statement

Independent Bank Group also today announced that it plans to file a shelf registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) within a week. When and if declared effective by the SEC, the shelf registration statement would permit Independent Bank Group to offer and sell, from time to time, up to an aggregate of $250 million of debt and equity securities. The specific terms and prices will be determined at the time of each offering and described in a separate prospectus supplement, which would be filed with the SEC at the time of the particular offering.

Independent Bank Group Chairman of the Board and CEO David R. Brooks stated, “The filing of the shelf registration statement is part of our ongoing capital planning process. We plan to use the proceeds of any offerings under the shelf to support our continuing organic growth and future acquisitions.” Brooks further added that, “after the shelf registration is declared effective by the SEC, we anticipate that we will move forward with plans to issue approximately $60 million in subordinated debt for these purposes.”

This press release is not an offer for the sale, nor a solicitation of any offers to purchase, any securities of Independent Bank Group. Any offering of securities would be made by means of a prospectus supplement that would describe the terms of any particular offering made under the registration statement. No such securities may be sold, nor may offers to purchase be accepted, prior to the time the registration statement becomes effective.

Line of Credit

Independent Bank Group also announced today that it is establishing a $35 million unsecured revolving credit facility with U.S. Bank, National Association. The credit facility will serve as a back up source of liquidity and funding, providing flexibility to support future growth.

About Independent Bank Group

Independent Bank Group, through its wholly owned subsidiary, Independent Bank, provides a wide range of relationship-driven commercial banking products and services tailored to meet the needs of businesses, professionals and individuals. Independent Bank Group operates 35 full service banking locations with 22 located in the Dallas/North Texas region, seven located in the Austin/Central Texas region, and six located in the Houston region.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTIONS BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT INDEPENDENT BANK GROUP AND HOUSTON CITY BANCSHARES, AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the Securities and Exchange Commission at http://www.sec.gov or from Independent Bank Group at its website, www.ibtx.com. Documents filed with the SEC by Independent Bank Group will be available free of charge by directing a request by telephone or mail to Independent Bank Group, Inc., 1600 Redbud Blvd., Suite 400, McKinney, Texas 75069, 972-562-9004.

Forward-Looking Statements

This release contains statements regarding the Houston City Bancshares acquisition being accretive to earnings per share and tangible book value and the Company’s plan for an offering of its subordinated debt securities that are forward-looking statements within the meaning of the securities laws. These forward looking statements that are based on current expectations, assumptions, estimates and projections about Independent Bank Group and its subsidiaries. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Independent Bank Group’s control, that may cause actual results to differ materially from those expressed or implied by the forward-looking statements.

Risks and uncertainties include but are not limited to whether Independent Bank Group can: successfully identify acquisition targets and integrate the businesses of acquired companies and banks; continue to sustain its current internal growth rate or total growth rate; provide products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its sales objectives. Other risks include, but are not limited to: the trading price of Independent Bank Group common stock; the possibility that credit quality could deteriorate; actions of competitors; changes in laws and regulations (including changes in governmental interpretations of regulations and changes in accounting standards); a deterioration or downgrade in the credit quality and credit agency ratings of the securities in Independent Bank Group’s securities portfolio; customer and consumer demand, including customer and consumer response to marketing; effectiveness of spending, investments or programs; economic conditions, including current rate fluctuations and interest rate fluctuations; and weather. These and various other factors are discussed in Independent Bank Group’s Annual Report on Form 10-K for the year ended December 31, 2013 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, and other reports and statements that Independent Bank Group has filed with the SEC.

Contacts:

Analysts/Investors:

Torry Berntsen President and Chief Operating Officer (972) 562-9004 tberntsen@ibtx.com	Michelle Hickox Executive Vice President and Chief Financial Officer (972) 562-9004 mhickox@ibtx.com

Media:

Eileen Ponce Marketing Director (469) 301-2706 eponce@ibtx.com

Source: Independent Bank Group, Inc.